SCUDDER
                                                                     INVESTMENTS




--------------------------------------------------------------------------------
EQUITY/DOMESTIC
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Scudder Small
Company Stock Fund

Semiannual Report
March 31, 2001


The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other small company stock funds.

Contents
--------------------------------------------------------------------------------

                       4    Letter from the Fund's President

                       6    Performance Update

                       8    Portfolio Summary

                       10   Portfolio Management Discussion

                       15   Glossary of Investment Terms

                       16   Investment Portfolio

                       28   Financial Statements

                       31   Financial Highlights

                       33   Notes to Financial Statements

                       40   Officers and Trustees

                       41   Investment Products and Services

                       43   Account Management Resources

Scudder Small Company Stock Fund

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Class AARP                     ticker symbol ASCSX           fund number 039
Class S                        ticker symbol SSLCX           fund number 339
--------------------------------------------------------------------------------

Date of              o    Consistent with its risk-managed objective, Scudder
Inception:                Small Company Stock Fund outperformed its benchmark
2/1/97                    index during a difficult period for U.S. stocks.

Total Net            o    For the six-month period ended March 31, 2001, the
Assets as of              S&P 500 Index declined 18.75% and the Nasdaq Composite
3/31/01 --                Index fell 49.90%. With a return of -12.96%, small
                          stocks (as measured by the Russell 2000 Index)
                          actually fared better than the broader market, owing
Class AARP:               to their more reasonable valuations. The total return
$35 million               of Class S shares of the fund was -8.91%.

Class S:             o    The fund's outperformance is largely attributable to
$44 million               the management team's focus on company fundamentals
                          and corresponding avoidance of some of the weakest performing stocks in the technology, communications, and health care sectors.

                     o We believe actions taken last summer will improve the long-term performance of the fund relative to its benchmark.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

During one of the worst periods for stock market performance in many years, Scudder Small Company Stock Fund's Class S shares posted a -8.91% return for its most recent semiannual period ended March 31, 2001. Owing to its strategy of seeking out reasonably valued stocks with strong fundamental characteristics, the fund outperformed the -12.96% return of its benchmark for the same period, the unmanaged Russell 2000 Index, by more than four percentage points. The fund's managers believe that small stocks still represent more attractive value even after having outperformed large capitalization stocks during the most recent market downturn.

Longer term, the fund's (Class AARP only) 2.76% average annual total return through March 31, 2001, since its inception on February 1, 1997, falls short of the Russell 2000 Index's average annual total return of 6.21% for the same period. As the managers stated in their last report to you, they took actions last summer to improve the fund's performance versus its benchmark. These actions -- which we believe are now bearing fruit -- include moving to a more blended approach balancing growth and value investing and keeping the fund's sector weightings closer to the benchmark (see the table on page 13 showing the fund's sector weightings versus the Russell 2000 Index).

The investment goal of Scudder Small Company Stock Fund is to provide long-term capital growth while actively seeking to reduce downside risk as compared to other small company stock funds.

While small company stocks have historically outperformed the stocks of larger companies, these stocks have customarily involved more risk. As a result, the fund takes a diversified approach to investing in small company stocks by investing in many industries and among many companies (typically more than 200).

The fund's managers use a proprietary computer model to assess the return potential of small companies based on financial characteristics encompassing valuation, trends in sales and earnings, price momentum, and risk. The fund seeks to take advantage of the growth opportunities offered by small companies, while tempering the volatility typically associated with these investments by avoiding stocks most likely to disappoint investors (those with deteriorating fundamentals, high valuations, and high risk).

If you have any questions regarding Scudder Small Company Stock Fund or any other Scudder fund, please call us toll-free or visit us on the Web.

Sincerely,

/s/Linda C. Coughlin

Linda C. Coughlin
President
Scudder Small Company Stock Fund

--------------------------------------------------------------------
                 AARP Investment Program        Scudder Class S
   Web site:        aarp.scudder.com             myScudder.com
  Toll-free:         1-800-253-2277              1-800-SCUDDER
--------------------------------------------------------------------

Performance Update
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                                                                  March 31, 2001

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                     Small Company
                Stock Fund -- Class AARP        Russell 2000 Index*

        2/97**         10000                       10000
        3/97            9940                        9297
        9/97           13353                       12413
        3/98           14387                       13202
        9/98           11363                       10050
        3/99           10989                       11055
        9/99           12009                       11967
        3/00           11983                       15177
        9/00           12292                       14764
        3/01           11203                       12851


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                               Total Return
                               Growth of              Average
Period ended 3/31/2001          $10,000             Cumulative          Annual
--------------------------------------------------------------------------------
Scudder Small Company Stock Fund -- Class AARP
--------------------------------------------------------------------------------
1 year                         $   9,355               -6.45%           -6.45%
--------------------------------------------------------------------------------
Life of Fund**                 $  11,210               12.10%            2.79%
--------------------------------------------------------------------------------

Russell 2000 Index*
--------------------------------------------------------------------------------
1 year                         $   8,467              -15.33%          -15.33%
--------------------------------------------------------------------------------
Life of Fund**                 $  12,851               28.51%            6.21%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE SHOWING TOTAL RETURN

BAR CHART DATA:

                          Yearly periods ended March 31

         Small Company
     Stock Fund -- Class AARP    Russell 2000 Index*

            9.44                       9.36
           44.74                      42.01
          -23.62                     -16.26
            4.25                      10.29
           -6.45                     -15.33


                                   1997**  1998   1999  2000   2001
--------------------------------------------------------------------------------
Fund Total
Return (%)                           9.44  44.74 -23.62  4.25  -6.45
--------------------------------------------------------------------------------
Index Total
Return (%)                           9.36  42.01 -16.26 10.29 -15.33
--------------------------------------------------------------------------------
Net Asset
Value ($)                           14.91  21.44  18.89 17.84  16.68
--------------------------------------------------------------------------------
Income
Dividends ($)                          --    .04    .02   .02    .02
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)                      --    .08     --    --     --
--------------------------------------------------------------------------------

* The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

** The Fund commenced operations on February 1, 1997. Index comparisons begin January 31, 1997.

     On July 17, 2000 existing shares of the Fund were redesignated as Class AARP shares. In addition, the Fund commenced offering Class S. The total return information provided is for the Fund's Class AARP shares.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained expenses during the period, total returns would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                  March 31, 2001

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE THAT REFLECTS THE FOLLOWING
DATA:
                                                              The fund pursues a
                                                                  fully invested
                                                                       approach.
Common Stocks               98%
Cash Equivalents             2%
-----------------------------------------
                           100%
-----------------------------------------



--------------------------------------------------------------------------------
Stock Characteristics
--------------------------------------------------------------------------------

                                                         The fund's managers use
                                                          a proprietary computer
                                                             model to assess the
                                                       return potential of small
                                                              companies based on
                                                       financial characteristics
                                                                    encompassing
                                                 Fund       valuation, trends in
                                                as of %      sales and earnings,
                                       Russell  Russell         price  momentum,
Median Values                   Fund    2000*     2000                 and risk.
----------------------------------------------------------
Small Companies ($ millions)
----------------------------------------------------------
Market Capitalization            386      393      98%
----------------------------------------------------------
Valuation
----------------------------------------------------------
P/E Trailing Twelve Months     14.3x    22.7x      63%
----------------------------------------------------------
Price/Book Value                1.7x     1.8x      94%
----------------------------------------------------------
Profitability & Growth
----------------------------------------------------------
Return on Equity (3 Years)      14.1     11.2     126%
----------------------------------------------------------
Sales Trend (5 Years)           18.9     17.2     110%
----------------------------------------------------------
# of Stocks                      288    1,855
----------------------------------------------------------

* The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small U.S. stocks.

     Sources: Compustat, Frank Russell Co., Scudder/QS.

     Market cap based on total shares outstanding.

--------------------------------------------------------------------------------
Sectors/Largest Holdings
--------------------------------------------------------------------------------
                                                             To provide greater
 1. Technology (16%)                                      consistency of returns
    EDO Corp.                                           versus the Russell 2000,
    Manufacturer of commercial equipment and specialized      we have moved to a
    electronic products for defense contractors               "blended" approach
                                                             balancing value and
 2. Financial (15%)                                          growth, with sector
    Hilb, Rogal & Hamilton Co.                              weightings closer to
    Provider of insurance services                           those of the Index.

 3. Consumer Discretionary (13%)
    Ruby Tuesday, Inc.
    Operator of restaurants

 4. Health (13%)
    Cooper Cos., Inc.
    Producer of medical products

 5. Manufacturing (9%)
    Lawson Products, Inc.
    Manufacturer of fasteners, fittings, maintenance and repair products

 6. Service Industries (7%)
    Grey Global Group, Inc.
    Provider of advertising and communication services


 7. Utilities (6%)
    Energen Corp.
    Producer and distributor of natural gas

 8. Durables (4%)
    Aaron Rents, Inc.
    Manufacturer of office and residential furniture

 9. Consumer Staples (3%)
    Michael Foods, Inc.
    Distributor of food products

10. Energy (3%)
    Petroleum Development Corp.
    Producer of oil and gas


For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  March 31, 2001

In the following interview, Portfolio Managers James M. Eysenbach, Calvin S. Young and Jennifer P. Carter discuss the fund's market environment and strategy for its most recent semiannual period ended March 31, 2001.

          Q: How did Scudder Small Company Stock Fund perform over the past six months?

          A: The total return for Class S shares of the fund for its most recent semiannual period ended March 31, 2001 was -8.91%. Though the period was a very difficult one for most stocks, the fund managed to outperform its benchmark, the Russell 2000 Index, by more than four percentage points during the time frame. Over the same period, the total return of the Russell 2000 Index was -12.96%, while the broader market as represented by the S&P 500 fell nearly 20%.

          Additionally, we should point out that Scudder Small Company Stock Fund is part of Scudder's "risk managed" series of funds. In keeping with our risk managed strategy, the portfolio outperformed its benchmark on 76% of the down days for the Russell 2000 Index during the period. The fund's level of volatility is currently running at about 10% less than that of the Russell 2000 Index.

          Q: How do you account for the fund's outperformance relative to its benchmark during the period?

          A: The outperformance during the period is tied to our approach of selecting stocks with strong fundamentals and reasonable valuations. That approach helped the fund avoid some of the downside in the technology, communications, and health care sectors of the stock market during the period. Those were the three weakest sectors in the Russell 2000 Index, with the technology and communications portions of the Index down more than 40% during the six-month period and health care down about 25%. In all three cases, the fund's holdings in these sectors outperformed those in the Index by a fairly wide margin.

          Q: What made the difference in those three areas?

          A: What we saw over the past six months was the unraveling of some of the speculative excesses in the investment marketplace. In the recent past, many investors had paid a premium price for technology, communications, and health care stocks, banking on the potential for future growth for those companies. As it became clear that the U.S. economy was slowing down and that some of these companies were experiencing financial difficulties -- the most well-publicized were Internet firms running out of cash -- there was a shift in the market toward companies with more solid operating records and demonstrated ability to survive through market downturns. This shift in focus came at the expense of untested companies that were in more precarious financial positions and selling at extremely high prices relative to current sales and earnings.

          In our stock selection process, we focus very heavily on fundamentals. That is, we evaluate companies predominately on the basis of fundamental factors such as sales and earnings trends and stock prices versus sales, earnings, cash flow, and book value. We are looking for stocks that have stable or improving fundamentals as well as those that we can buy at a reasonable value. By applying that process, we avoided many -- though certainly not all -- of the stocks in the three categories that ran into trouble and managed to avoid some additional downside risk.

          Q: The fund continues to hold micro-cap (market capitalization of less than $200 million) stocks in its portfolio following its acquisition of Scudder Micro Cap Fund in July 2000. How did those holdings affect performance during the period?

          A: The fund's holdings in micro-cap stocks proved beneficial, as smaller was generally better over this period. We saw this in the stronger performance of the Russell

--------------------------------------------------------------------------------

                             How the Fund Is Managed

Investment Discipline

The fund's portfolio managers rely on a proprietary, quantitative screening process to identify attractively valued stocks with above-average capital appreciation potential from the fund's potential investment universe of more than 2,000 small U.S. companies. Small companies are generally defined as those with stock market capitalizations (total market value of outstanding shares) below $2 billion. Four primary factors are considered: valuation, trends in sales and earnings, price momentum, and risk. Valuation helps the fund's managers measure how expensive a security is relative to the overall small-cap universe. Sales and earnings trends suggest whether the company's fundamentals are stable, improving, or deteriorating. Price momentum provides an indicator of how the market is responding to these fundamentals. Risk measures help management understand the degree of financial uncertainty for a given company. Each stock is then ranked based on its relative attractiveness across all factors.

Portfolio Construction

Management builds a diversified portfolio of attractively rated companies, avoiding stocks most likely to disappoint investors due to deteriorating fundamentals, high valuations, or high risk. To limit individual security risk and provide trading flexibility, 200 or more small- and micro-cap (those with market capitalizations of $250 million or less) securities are held in the portfolio. On an ongoing basis, a portfolio optimization program is used to determine which securities should be replaced due to diminishing return prospects, while managing the overall risk of the portfolio versus the benchmark index.

--------------------------------------------------------------------------------

          2000 Index versus the S&P 500. And this was also true within the small-cap universe. Particularly at the beginning of this year, we saw a rebound in the performance of micro cap stocks, as valuations were clearly tilted in favor of smaller-cap stocks.

--------------------------------------------------------------------------------
Scudder Small Company Stock Fund versus Russell 2000 Index

Sector weightings as of March 31, 2001
--------------------------------------------------------------------------------
Sector                       Scudder Small           Index             Fund
                             Company Stock         Weighting         Compared
                             Fund Weighting                        with Index^1
--------------------------------------------------------------------------------
Basic Materials                   3.43%              5.81%            -2.38%
Capital Goods                    11.18%             10.14%             1.04%
Communication Services            0.87%              1.01%            -0.14%
Consumer Cyclicals               18.71%             17.72%             0.99%
Consumer Staples                 10.08%              8.41%             1.67%
Health Care                      12.00%             10.72%             1.28%
Energy                            2.87%              4.26%            -1.39%
Financials                       14.84%             21.49%            -6.65%
Technology                       16.72%             12.51%             4.21%
Transportation                    2.46%              2.28%             0.18%
Utilities                         6.04%              5.41%             0.63%
Other                             0.82%              0.24%             0.58%

                                100.00%            100.00%
--------------------------------------------------------------------------------

Source: FactSet Research Systems and Zurich Scudder Investments, Inc.

^1 Percentage difference in weighting: Scudder Small Company Stock Fund compared with Russell 2000 Index. Sector weightings in both the fund and the Index are subject to change.

          Q: What is your outlook for small company stocks over the next several months?

          A: In a down market it's typical for large-cap stocks to perform better than small-cap stocks. But small caps actually outperformed large caps over the six-month period. Even with their recent outperformance, we believe that small-cap stocks still represent more attractive value as a group compared with large cap stocks; for example, small-cap stocks are generally selling at lower price-to-earnings ratios than large-cap stocks. Importantly, the prospects for improved earnings are quite a bit higher for small-cap stocks.

          Q: Why is that?

          A: It's because the earnings forecasts for the large-cap stocks have been deteriorating so rapidly in recent months. As of the end of the first quarter of 2001, 42% of the S&P 500 (larger capitalization) stocks had falling earnings estimates versus only 17% of the Russell 2000 (smaller capitalization) stocks. So the deterioration in the economic environment has had a bigger impact on large-cap stocks thus far. Large caps have also been experiencing a higher rate of negative earnings surprises at 19% versus 13% for Russell 2000 stocks. This suggests that we may continue to see stronger relative performance from small-cap stocks over the coming months.

Glossary of Investment Terms
--------------------------------------------------------------------------------


     Downside Risk    A measure of the frequency and magnitude of negative
                      returns.

            Market    The value of a company's outstanding shares of common
    Capitalization    stock, determined by multiplying the number of shares
                      outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

        Over/Under    Refers to the allocation of assets -- usually by sector,
         Weighting    industry, or country -- within a portfolio relative to a
                      benchmark index (e.g., the Russell 2000 Index), or an investment universe.

    Price/Earnings    A widely used gauge of a stock's valuation that indicates
       Ratio (P/E)    what investors are paying for a company's earnings on a
   (also "earnings    per share basis. A higher "earnings multiple" indicates a
        multiple")    higher expected growth rate and the potential for greater
                      price fluctuations.

      Quantitative    A systematic approach to evaluating a security based on
             Model    its financial characteristics.

          Standard    A statistical measure of the degree to which an
         Deviation    investment's  return tends to vary from the mean return.
                      Frequently used in portfolio management to measure the variability of past returns and to gauge the likely range of possible future returns.

       Value Stock    A company whose stock price does not fully reflect
                      its intrinsic value, as indicated by price-earnings ratio, price-book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

An expanded list of terms is located on our Web site, myScudder.com.

Investment Portfolio                            as of March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)    Value ($)
--------------------------------------------------------------------------------

Short-Term Investments 2.1%

 Federal Home Loan Bank, 5.13%**, 4/2/2001                            ---------
    (Cost $1,681,760) .................................   1,682,000   1,681,760
                                                                      ---------



                                                            Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 97.9%
--------------------------------------------------------------------------------

 Consumer Discretionary 13.2%
 Apparel & Shoes 2.4%
 Chico's FAS, Inc.* ...................................       5,800     190,313
 G-III Apparel Group, Ltd.* ...........................      23,800     178,500
 Genesco, Inc.* .......................................      26,400     723,360
 Skechers U.S.A., Inc. "A"* ...........................       4,800     115,200
 Steven Madden, Ltd.* .................................      10,700     157,156
 The Children's Place Retail Stores, Inc.* ............       4,000      96,000
 Timberland Co. "A"* ..................................       8,200     416,560
                                                                      ---------
                                                                      1,877,089
                                                                      ---------
 Department & Chain Stores 1.0%
 Hot Topic, Inc.* .....................................      10,700     299,600
 Pacific Sunwear of California, Inc.* .................      18,000     495,000
                                                                      ---------
                                                                        794,600
                                                                      ---------
 Home Furnishings 0.6%
 La-Z-Boy, Inc. .......................................      28,400     505,520

 Hotels & Casinos 1.1%
 Argosy Gaming Co.* ...................................       5,000     130,500
 Isle of Capri Casinos, Inc.* .........................      28,600     302,088
 Pinnacle Entertainment, Inc.* ........................       1,500      15,750
 Prime Hospitality Corp.* .............................      24,700     266,760
 Shuffle Master, Inc.* ................................       6,600     166,238
                                                                      ---------
                                                                        881,336
                                                                      ---------
 Recreational Products 1.5%
 4Kids Entertainment, Inc.* ...........................      11,400     128,478
 Bally Total Fitness Holding Corp.* ...................       6,400     188,480
 Escalade, Inc.* ......................................      13,460     301,168
 Thor Industries, Inc. ................................      27,250     592,688
                                                                      ---------
                                                                      1,210,814
                                                                      ---------

    The accompanying notes are an integral part of the financial statements.

                                            Shares      Value ($)
--------------------------------------------------------------------------------

 Restaurants 4.2%
 Applebee's International, Inc. .......      10,500     374,719
 Benihana, Inc. "A"* ..................      27,900     320,850
 CEC Entertainment, Inc.* .............      17,700     784,995
 Garden Fresh Restaurant Corp.* .......      37,200     252,263
 IHOP Corp.* ..........................       3,800      76,000
 Ruby Tuesday, Inc. ...................      72,700   1,425,624
 Sizzler International, Inc.* .........      48,700      68,180
                                                      ---------
                                                      3,302,631
                                                      ---------
 Specialty Retail 2.4%
 Brookstone, Inc.* ....................      33,900     504,263
 Christopher and Banks Corp.* .........      19,575     589,697
 Fossil, Inc.* ........................       7,500     130,313
 Pier 1 Imports, Inc. .................      22,000     286,000
 The Topps Co., Inc.* .................       4,400      44,550
 Trans World Entertainment Corp.* .....      10,400      91,650
 Zale Corp.* ..........................       7,400     214,600
                                                      ---------
                                                      1,861,073
                                                      ---------
 Consumer Staples 3.4%
 Alcohol & Tobacco 0.2%
 Todhunter International, Inc.* .......      15,600     140,400
                                                      ---------

 Consumer Electronic & Photographic 0.6%
 Applica, Inc.* .......................      12,800      79,360
 Salton, Inc.* ........................      27,800     422,560
                                                      ---------
                                                        501,920
                                                      ---------
 Consumer Specialties 0.3%
 Media Arts Group, Inc.* ..............      46,300     204,646
                                                      ---------

 Farming 0.7%
 AG Services of America, Inc.* ........      14,300     208,065
 Sylvan, Inc.* ........................      27,800     347,500
                                                      ---------
                                                        555,565
                                                      ---------
 Food & Beverage 1.5%
 J & J Snack Foods Corp.* .............      18,700     314,394
 Jack in the Box, Inc.* ...............       2,300      68,885
 Michael Foods, Inc. ..................      23,600     705,050
 Schultz Sav-O Stores, Inc. ...........       9,900     121,275
                                                      ---------
                                                      1,209,604
                                                      ---------

    The accompanying notes are an integral part of the financial statements.

                                             Shares      Value ($)
--------------------------------------------------------------------------------

 Package Goods/Cosmetics 0.1%
 Chattem, Inc.* .......................       9,100      79,056
                                                      ---------

 Health 12.9%
 Biotechnology 0.8%
 CYTOGEN Corp.* .......................       5,800      18,850
 Enzo Biochem, Inc.* ..................      14,145     237,495
 ImmunoGen, Inc.* .....................      10,000     133,750
 Pharmacopeia, Inc.* ..................      10,700     191,263
 Vertex Pharmaceuticals, Inc.* ........       1,600      58,600
                                                      ---------
                                                        639,958
                                                      ---------
 Health Industry Services 3.4%
 AdvancePCS* ..........................       5,000     271,328
 Air Methods Corp.* ...................      35,700     116,025
 Covance, Inc.* .......................      13,100     168,335
 First Health Group Corp.* ............       4,100     179,888
 Healthcare Services Group, Inc.* .....      52,050     383,869
 Hooper Holmes, Inc. ..................       9,900      85,041
 IMPATH, Inc.* ........................       5,300     245,788
 PAREXEL International Corp.* .........      12,000     149,250
 Prime Medical Services, Inc.* ........      30,200     173,650
 Quest Diagnostics, Inc.* .............       5,100     453,237
 RehabCare Group, Inc.* ...............       2,000      82,400
 Syncor International Corp.* ..........       6,200     199,950
 US Oncology, Inc.* ...................      20,900     169,813
                                                      ---------
                                                      2,678,574
                                                      ---------
 Hospital Management 1.3%
 Coventry Health Care, Inc.* ..........      32,200     533,313
 National Home Health Care Corp. ......      22,984     166,634
 Province Healthcare Co.* .............       7,800     237,413
 Quorom Health Group, Inc.* ...........       8,000     121,500
                                                      ---------
                                                      1,058,860
                                                      ---------
 Medical Supply & Specialty 5.2%
 Advanced Neuromodulation Systems, Inc.      14,400     158,400
 Cooper Cos., Inc.* ...................      18,800     890,180
 Cytyc Corp.* .........................      13,500     222,750
 Diagnostic Products Corp. ............       5,000     260,750
 Laboratory Corp. of America Holdings*        2,200     264,550
 NBTY, Inc.* ..........................      25,500     216,750
 Nutrition 21, Inc.* ..................      90,600      76,444
 Polymedica Industries, Inc.* .........       7,900     179,725


    The accompanying notes are an integral part of the financial statements.

                                               Shares     Value ($)
--------------------------------------------------------------------------------

 Renal Care Group, Inc.* ................      18,300     490,806
 ResMed, Inc.* ..........................       8,800     355,520
 Scherer Healthcare, Inc.* ..............      24,300      82,013
 Superior Uniform Group, Inc.* ..........      26,700     233,358
 Techne Corp.* ..........................       4,600     120,175
 Theragenics Corp.* .....................      14,300      91,377
 Ventana Medical Systems, Inc.* .........       9,300     216,225
 Zoll Medical Corporation* ..............       5,900     205,763
                                                        ---------
                                                        4,064,786
                                                        ---------
 Pharmaceuticals 2.2%
 Medicis Pharmaceutical Corp.* ..........      11,800     528,876
 Noven Pharmaceuticals, Inc.* ...........       9,300     263,306
 Onyx Pharmaceuticals, Inc.* ............      27,200     265,200
 Pharmaceutical Product Development, Inc.       2,500     105,313
 Ribozyme Pharmaceuticals, Inc.* ........      22,900     141,751
 Sicor, Inc.* ...........................      31,600     440,425
                                                        ---------
                                                        1,744,871
                                                        ---------
 Communications 2.2%
 Telephone/Communications
 Applied Signal Technology, Inc. ........      20,900      83,600
 Hector Communications Corp.* ...........      42,900     426,855
 International FiberCom, Inc.* ..........      10,800      41,850
 Metro One Telecommunications, Inc.* ....      29,200     956,300
 Plantronics, Inc.* .....................      12,900     229,233
                                                        ---------
                                                        1,737,838
                                                        ---------
 Financial 14.5%
 Banks 6.2%
 Columbia Banking System, Inc.* .........      20,374     229,208
 First Essex Bancorp ....................      15,800     310,075
 First Oak Brook Bancshares, Inc. "A" ...      29,400     571,463
 Jacksonville Bancorp, Inc. .............       9,500     165,063
 Kankakee Bancorp, Inc. .................       4,400     100,100
 Lawrence Savings Bank ..................      45,600     507,300
 Medford Bancorp, Inc. ..................      23,600     433,650
 New Hampshire Thrift Bancshares, Inc. ..       9,600     122,400
 Northrim Bank ..........................      44,898     550,001
 Parkvale Financial Corp. ...............      24,296     549,697
 People's Bancshares, Inc. ..............      17,600     294,800
 Pinnacle Bancshares, Inc. ..............      17,700     141,600
 Progress Financial Corp. ...............      19,082     140,730
 Seacoast Financial Services Corp. ......      15,900     221,606


    The accompanying notes are an integral part of the financial statements.

                                          Shares     Value ($)
--------------------------------------------------------------------------------

 Silicon Valley Bancshares* ........      12,000     282,000
 Southwest Bancorp, Inc. ...........       7,800     179,400
                                                   ---------
                                                   4,799,093
                                                   ---------
 Insurance 6.0%
 ACMAT Corp. "A"* ..................      15,700     148,169
 Atlantic American Corp.* ..........      71,600     147,675
 Cotton States Life Insurance ......      45,525     643,041
 Delphi Financial Group, Inc. ......       1,000      29,600
 Fidelity National Financial, Inc. .      21,470     574,752
 Hilb, Rogal & Hamilton Co. ........      26,100     913,500
 Investors Title Co. ...............      19,100     286,500
 Kansas City Life Insurance Co. ....       6,400     228,800
 MONY Group, Inc. ..................      16,491     547,501
 RLI Corp. .........................      19,375     791,275
 Selective Insurance Group, Inc. ...      18,800     436,806
                                                   ---------
                                                   4,747,619
                                                   ---------
 Consumer Finance 0.8%
 AmeriCredit Corp.* ................      10,000     324,300
 Bank Plus Corp.* ..................      40,000     222,500
 WFS Financial, Inc.* ..............       6,200     109,275
                                                   ---------
                                                     656,075
                                                   ---------
 Other Financial Companies 1.2%
 Affiliated Managers Group* ........       3,000     141,000
 iShares Russell 2000 Index Fund ...       9,357     838,387
                                                   ---------
                                                     979,387
                                                   ---------
 Real Estate 0.3%
 AMREP Corp.* ......................      65,600     259,120
                                                   ---------

 Media 1.4%
 Print Media
 Advanced Marketing Services, Inc. .      41,200     964,080
 Zomax, Inc.* ......................      27,900     142,988
                                                   ---------
                                                   1,107,068
                                                   ---------
 Service Industries 6.8%
 Asset Management 0.3%
 Eaton Vance Corp. .................       7,400     229,770
                                                   ---------

 EDP Services 0.4%
 Pomeroy Computer Resources, Inc.* .      16,200     227,813
 Systems & Computer Technology Corp.       6,800      62,475
                                                   ---------
                                                     290,288
                                                   ---------


    The accompanying notes are an integral part of the financial statements.

                                               Shares     Value ($)
--------------------------------------------------------------------------------

 Environmental Services 0.4%
 Duratek, Inc.* .........................      20,100      59,044
 Scope Industries, Inc. .................       4,000     170,000
 Waste Connections, Inc.* ...............       3,000      86,438
                                                        ---------
                                                          315,482
                                                        ---------
 Investment 0.4%
 M.H. Meyerson & Co, Inc.* ..............      36,200      98,419
 Southwest Securities Group, Inc. .......      12,012     224,384
                                                        ---------
                                                          322,803
                                                        ---------
 Miscellaneous Commercial Services 3.9%
 ABM Industries, Inc. ...................      23,700     740,625
 Administaff, Inc.* .....................       8,500     154,275
 Answerthink, Inc.* .....................      20,600     100,425
 Dycom Industries, Inc.* ................       6,900      89,010
 Exponent, Inc.* ........................      42,200     569,700
 Grey Global Group Inc. .................       1,710   1,108,080
 Labor Ready, Inc.* .....................      11,300      35,595
 Source Information Management Co.* .....      30,800     137,638
 Volt Information Sciences, Inc.* .......       7,000     125,930
                                                        ---------
                                                        3,061,278
                                                        ---------
 Miscellaneous Consumer Services 1.4%
 ACE Cash Express, Inc.* ................      33,025     410,748
 Advantage Learning Systems, Inc.* ......       3,000      86,625
 Heidrick & Struggles International, Inc.       5,900     170,731
 ICT Group, Inc.* .......................      25,700     269,850
 Infocus Corp.* .........................       8,100     132,638
                                                        ---------
                                                        1,070,592
                                                        ---------
 Durables 4.2%
 Aerospace 1.0%
 AAR Corp. ..............................      11,100     141,636
 Aeroflex, Inc.* ........................      16,900     174,281
 Curtiss-Wright Corp. ...................      10,100     487,325
                                                        ---------
                                                          803,242
                                                        ---------
 Automobiles 0.4%
 Borg-Warner Automotive, Inc. ...........       8,158     326,891
                                                        ---------

 Construction/Agricultural Equipment 0.8%
 Terex Corp.* ...........................       3,700      64,195
 The Manitowoc Company, Inc. ............      22,950     569,160
                                                        ---------
                                                          633,355
                                                        ---------


    The accompanying notes are an integral part of the financial statements.

                                       Shares      Value ($)
--------------------------------------------------------------------------------

 Leasing Companies 1.6%
 Aaron Rents, Inc. ..............      42,800     689,080
 McGrath Rentcorp ...............      26,000     568,750
                                                ---------
                                                1,257,830
                                                ---------
 Telecommunications Equipment 0.4%
 Antec Corp.* ...................         200       1,456
 Brooktrout Technology Inc.* ....      10,900      67,444
 Cognitronics Corp.* ............      23,850     137,138
 Comdial Corp.* .................      12,400      13,563
 Glenayre Technologies, Inc.* ...      27,800      59,944
                                                ---------
                                                  279,545
                                                ---------
 Manufacturing 9.1%
 Chemicals 0.5%
 Aceto Corp. ....................      44,400     394,050
                                                ---------

 Containers & Paper 0.1%
 Chesapeake Corp. ...............       2,000      46,300
                                                ---------

 Diversified Manufacturing 1.2%
 Cantel Industries Inc.* ........      14,800     209,050
 Clarcor, Inc. ..................      11,850     273,735
 NCH Corp. ......................       6,200     295,244
 Tredegar Industries, Inc. ......       7,200     126,720
 Valmont Industries .............       3,500      59,281
                                                ---------
                                                  964,030
                                                ---------
 Electrical Products 1.4%
 C&D Technologies, Inc. .........       5,000     138,000
 Measurement Specialties, Inc.* .      14,800     284,308
 Methode Electronics "A" ........       6,100     109,419
 Power Integrations, Inc.* ......       6,400     110,400
 SL Industries, Inc. ............      34,800     455,880
                                                ---------
                                                1,098,007
                                                ---------
 Industrial Specialty 2.7%
 Ault, Inc.* ....................       6,600      33,825
 Badger Meter, Inc. .............      18,000     513,000
 General Cable Corp. ............       4,400      47,740
 JAKKS Pacific, Inc.* ...........       6,800      72,250
 Lamson & Sessions Co.* .........      21,000     153,720
 Lawson Products, Inc. ..........      25,700     636,075
 Regal-Beloit Corp. .............      25,400     422,910


    The accompanying notes are an integral part of the financial statements.

                                          Shares      Value ($)
--------------------------------------------------------------------------------

 Spartech Corp. .....................      15,300     247,095
                                                    ---------
                                                    2,126,615
                                                    ---------
 Machinery/Components/Controls 1.9%
 Cybex International, Inc.* .........      30,900      52,530
 Intermet Corp. .....................      17,400      47,850
 Reliance Steel & Aluminum Co. ......      22,950     538,178
 Shaw Group, Inc.* ..................       6,800     317,628
 Woodward Governor Co. ..............      11,100     570,263
                                                    ---------
                                                    1,526,449
                                                    ---------
 Office Equipment/Supplies 0.1%
 United Stationers, Inc.* ...........       1,800      43,650
                                                    ---------

 Wholesale Distributors 1.2%
 Applied Industrial Technologies, Inc.     27,800     455,920
 Insight Enterprises, Inc.* .........      23,912     505,141
                                                    ---------
                                                      961,061
                                                    ---------
 Technology 15.9%
 Computer Software 5.4%
 Actuate Corp.* .....................      10,600     101,363
 Advanced Digital Information Corp.*       22,200     384,338
 Advent Software, Inc.* .............       9,800     434,263
 Borland Software Corp.* ............      10,900      75,959
 Group 1 Software, Inc.* ............      12,900     148,350
 Hyperion Solutions Corp.* ..........       6,100      98,363
 InteliData Technologies Corp.* .....      15,600      64,350
 Intranet Solutions, Inc.* ..........       7,900     189,106
 Keynote Systems, Inc.* .............      16,900     189,069
 MAPICS, Inc.* ......................      18,400      80,500
 MICROS Systems, Inc.* ..............       7,300     147,825
 MTI Technology Corp.* ..............      25,900      59,894
 Macromedia, Inc.* ..................       3,380      54,291
 MapInfo Corp.* .....................       1,950      34,613
 Mercator Software Inc.* ............       8,400      30,713
 NetIQ Corp.* .......................      12,200     230,275
 Netegrity, Inc.* ...................       4,100     100,963
 Progress Software Corp.* ...........       9,600     139,200
 Remedy Corp.* ......................       6,200     119,350
 Structural Dynamics Research Corp. .      25,700     365,020
 Sybase, Inc.* ......................       7,800     120,900


    The accompanying notes are an integral part of the financial statements.

                                            Shares      Value ($)
--------------------------------------------------------------------------------

 THQ, Inc. ............................      15,300     581,400
 Unigraphics Solutions, Inc.* .........         400       7,200
 Verity, Inc.* ........................      11,800     267,713
 WatchGuard Technologies, Inc.* .......      30,600     252,450
                                                      ---------
                                                      4,277,468
                                                      ---------
 Diverse Electronic Products 0.8%
 Cable Design Technologies Corp.* .....       3,600      48,240
 DSP Group, Inc.* .....................       4,600      71,300
 Illuminet Holdings, Inc.* ............      11,400     234,413
 SBS Technologies, Inc.* ..............      20,400     303,450
                                                      ---------
                                                        657,403
                                                      ---------
 EDP Peripherals 0.3%
 Black Box Corp.* .....................       1,300      57,931
 NeoMagic Corp.* ......................      14,600      50,188
 Printronix, Inc.* ....................      15,800      89,369
 SCM Microsystems, Inc.* ..............       2,300      35,506
                                                      ---------
                                                        232,994
                                                      ---------
 Electronic Components/Distributors 3.2%
 American Technical Ceramics Corp.* ...      10,400      91,000
 Anaren Microwave, Inc.* ..............       9,000     113,063
 Avnet, Inc. ..........................      12,734     261,047
 Bel Fuse, Inc. "A"* ..................      13,750     318,828
 Bel Fuse, Inc. "B" ...................      26,650     621,278
 Benchmark Electronics, Inc.* .........         500       9,750
 Brightpoint, Inc.* ...................      11,000      26,469
 Imation Corp.* .......................      12,400     278,132
 Nu Horizons Electronics, Inc.* .......      30,450     270,244
 Pioneer-Standard Electronics, Inc. ...      18,400     225,400
 Technitrol, Inc. .....................      11,400     283,746
                                                      ---------
                                                      2,498,957
                                                      ---------
 Electronic Data Processing 0.7%
 Epresence, Inc.* .....................       9,700      44,256
 IDEXX Laboratories, Inc.* ............      19,000     416,813
 Webtrends Corp.* .....................       8,900      80,100
                                                      ---------
                                                        541,169
                                                      ---------
 Military Electronics 2.4%
 EDO Corp. ............................      78,400   1,176,000
 Engineered Support Systems, Inc. .....      22,875     443,203
 Titan Corp.* .........................      17,000     305,490
                                                      ---------
                                                      1,924,693
                                                      ---------


    The accompanying notes are an integral part of the financial statements.

                                     Shares      Value ($)
--------------------------------------------------------------------------------

 Office/Plant Automation 0.8%
 CACI International, Inc.* .....       4,300     116,100
 FileNet Corp.* ................       7,700     120,794
 Kronos, Inc.* .................       4,600     144,613
 Pinnacle Systems, Inc.* .......      16,700     140,906
 Radiant Systems, Inc.* ........       5,100      70,444
                                               ---------
                                                 592,857
                                               ---------
 Precision Instruments 1.4%
 Barringer Technologies, Inc.* .      35,700     388,238
 Coherent, Inc.* ...............       5,900     209,450
 Molecular Devices Corp.* ......       4,200     191,100
 Photon Dynamics, Inc.* ........       6,300     133,088
 Zebra Technologies Corp.* .....       5,400     205,875
                                               ---------
                                               1,127,751
                                               ---------
 Semiconductors 0.9%
 Alliance Semiconductor Corp.* .      20,000     232,500
 Alpha Industries, Inc.* .......      12,300     193,725
 Exar Corp.* ...................       8,700     170,738
 General Semiconductor, Inc.* ..       2,500      23,675
 Integrated Silicon Solution* ..       7,700     100,100
                                               ---------
                                                 720,738
                                               ---------
 Energy 2.7%
 Oil & Gas Production 2.2%
 Forest Oil Corp.* .............       7,000     209,300
 HS Resources, Inc.* ...........       3,000     135,000
 Houston Exploration Co.* ......       5,000     150,000
 Petroleum Development Corp.* ..      77,600     485,000
 St. Mary Land & Exploration Co.      10,200     237,150
 Swift Energy Co.* .............       6,400     205,056
 Unit Corp.* ...................      16,500     273,075
                                               ---------
                                               1,694,581
                                               ---------
 Oilfield Services/Equipment 0.5%
 Helmerich & Payne, Inc. .......       5,000     231,500
 Spinnaker Exploration Co. .....       3,200     139,840
                                               ---------
                                                 371,340
                                               ---------
 Metals & Minerals 0.9%
 Precious Metals 0.3%
 Stillwater Mining Co.* ........       9,800     265,090
                                               ---------

 Steel & Metals 0.6%
 Commercial Metals Co. .........      13,000     326,300


    The accompanying notes are an integral part of the financial statements.

                                        Shares     Value ($)
--------------------------------------------------------------------------------

 Friedman Industries, Inc. ........      43,000     118,680
                                                  ---------
                                                    444,980
                                                  ---------
 Construction 2.4%
 Building Materials 1.4%
 Florida Rock Industries, Inc. ....      20,300     801,038
 Texas Industries, Inc. ...........      11,100     322,233
                                                  ---------
                                                  1,123,271
                                                  ---------
 Building Products 0.3%
 Granite Construction, Inc. .......       6,800     231,064
                                                  ---------

 Homebuilding 0.7%
 Skyline Corp. ....................       9,700     209,229
 Standard Pacific Corp.* ..........      18,000     379,800
                                                  ---------
                                                    589,029
                                                  ---------
 Transportation 2.4%
 Air Freight 0.2%
 Offshore Logistics, Inc.* ........       5,000     124,063
                                                  ---------

 Airlines 0.8%
 Alaska Air Group, Inc.* ..........       9,600     246,720
 Frontier Airlines, Inc.* .........      11,400     138,938
 Skywest, Inc. ....................      11,900     276,675
                                                  ---------
                                                    662,333
                                                  ---------
 Railroads 0.2%
 Providence & Worcester Railroad Co.     25,000     181,250
                                                  ---------

 Trucking 1.2%
 Kenan Transport Co. ..............       8,500     302,281
 Roadway Express, Inc. ............       8,500     187,000
 USFreightways Corp. ..............      13,600     428,400
                                                  ---------
                                                    917,681
                                                  ---------
 Utilities 5.9%
 Electric Utilities 1.4%
 Black Hills Corp. ................      12,200     557,662
 Public Service Co. of New Mexico .      19,700     571,497
                                                  ---------
                                                  1,129,159
                                                  ---------
 Natural Gas Distribution 3.6%
 Chesapeake Utilities Corp. .......      20,200     367,640
 Energen Corp. ....................      30,800   1,087,240
 NUI Corp. ........................      26,900     726,300


    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------
 ONEOK, Inc.                                               15,100        617,439
                                                                       ---------
                                                                       2,798,619
                                                                       ---------
 Water Supply 0.9%
 Southwest Water Co.                                       57,542        678,996
                                                                       ---------


--------------------------------------------------------------------------------
Total Common Stocks (Cost $71,348,208)                                77,134,227
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $73,029,968) (a)           78,815,987
--------------------------------------------------------------------------------

*    Non-income producing security.

**   Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $73,032,844. At March 31, 2001, net unrealized appreciation for all securities based on tax cost was $5,783,143. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $19,454,152 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,671,009.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------
Investments in securities, at value (cost $73,029,968) ................   $ 78,815,987
Cash ..................................................................          1,108
Receivable for investments sold .......................................         84,408
Dividends receivable ..................................................         40,992
Receivable for Fund shares sold .......................................         19,888
Other assets ..........................................................        101,223
                                                                          ------------
Total assets ..........................................................     79,063,606

Liabilities
---------------------------------------------------------------------------------------
Payable for investments purchased .....................................         43,534
Payable for Fund shares redeemed ......................................         53,392
Accrued management fee ................................................         55,519
Other accrued expenses and payables ...................................         62,378
                                                                          ------------
Total liabilities .....................................................        214,823
---------------------------------------------------------------------------------------
Net assets, at value                                                      $ 78,848,783
---------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss .......................................       (126,177)
Net unrealized appreciation (depreciation) on investments .............      5,786,019
Accumulated net realized gain (loss) ..................................    (13,439,307)
Paid-in capital .......................................................     86,628,248
---------------------------------------------------------------------------------------
Net assets, at value                                                      $ 78,848,783
---------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------
Class AARP
Net Asset Value, offering and redemption price per share ($35,306,770 /
   2,116,876 outstanding shares of beneficial interest, $.01 par value,   ------------
   unlimited number of shares authorized) ............................    $      16.68
                                                                          ------------
Class S
Net Asset Value, offering and redemption price per share ($43,542,013 /
   2,612,056 outstanding shares of beneficial interest, $.01 par value,   ------------
   unlimited number of shares authorized) ............................    $      16.67
                                                                          ------------

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends .....................................................   $   344,272
Interest ......................................................        56,240
                                                                  -----------
Total Income ..................................................       400,512
                                                                  -----------
Expenses:
Management fee ................................................       315,199
Administrative fee ............................................       189,119
Trustees' fees and expenses ...................................         2,514
Other .........................................................        19,857
                                                                  -----------
Total expenses, before expense reductions .....................       526,689
--------------------------------------------------------------------------------
Net investment income (loss)                                         (126,177)
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments .....................      (544,381)
Net unrealized appreciation (depreciation) during the period on
   investments.................................................    (7,465,725)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                         (8,010,106)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $(8,136,283)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                    Six Months Ended     Year Ended
                                                    March 31, 2001    September 30,
Increase (Decrease) in Net Assets                      (Unaudited)          2000
-------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $   (126,177)   $   (252,694)
Net realized gain (loss) on investment transactions       (544,381)     (7,613,703)
Net unrealized appreciation (depreciation) on
   investment transactions during the period. .....     (7,465,725)      8,259,469
                                                      ------------    ------------
Net increase (decrease) in net assets resulting
   from operations.................................     (8,136,283)        393,072
                                                      ------------    ------------
Distributions to shareholders from:
Net investment income -- Class AARP ...............           --           (66,234)
                                                      ------------    ------------
Fund share transactions:
Proceeds from shares sold .........................      9,620,823      10,557,237
Net assets acquired in tax-free reorganizations ...           --        49,750,918
Reinvestment of distributions .....................           --            63,139
Cost of shares redeemed ...........................    (16,331,503)    (32,897,753)
                                                      ------------    ------------
Net increase (decrease) in net assets from Fund
   share transactions..............................     (6,710,680)     27,473,541
                                                      ------------    ------------
Increase (decrease) in net assets .................    (14,846,963)     27,800,379
Net assets at beginning of period .................     93,695,746      65,895,367


Net assets at end of period (including accumulated    ------------    ------------
   net investment loss of $126,177 at March 31, 2001) $ 78,848,783    $ 93,695,746
                                                      ------------    ------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class AARP

------------------------------------------------------------------------------------
Years Ended September 30,             2001(a)    2000     1999     1998    1997(b)
------------------------------------------------------------------------------------
Net asset value, beginning of period $18.32     $17.89   $16.93   $20.02   $15.00
------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) (c)     (.03)      (.08)     .02      .01      .04
------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions   (1.61)       .53      .96    (2.98)     4.98
------------------------------------------------------------------------------------
  Total from investment operations    (1.64)       .45      .98    (2.97)     5.02
------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  --       (.02)    (.02)    (.04)       --
------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                           --         --       --     (.08)       --
------------------------------------------------------------------------------------
  Total distributions                    --       (.02)    (.02)    (.12)       --
------------------------------------------------------------------------------------
Net asset value, end of period       $16.68     $18.32   $17.89   $16.93    $20.02
------------------------------------------------------------------------------------
Total Return (%)                      (8.95)**    2.41(d)  5.70   (14.91)(d) 33.53(d)**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                             35         48       66       97        50
------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                         1.22*      1.86(e)  1.70     1.80      2.79*
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                           --       1.73(e)  1.70     1.75      1.75*
------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                             (.27)*     (.46)     .13      .07       .40*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)              28*        48       17       12        5*
------------------------------------------------------------------------------------

(a)  For the six months ended March 31, 2001 (Unaudited).

(b) For the period February 1, 1997 (commencement of operations of Class AARP) to September 30, 1997.

(c)  Based on monthly average shares outstanding during the period.

(d)  Total return would have been lower had certain expenses not been reduced.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.78% and 1.65%, respectively.

*    Annualized

**   Not annualized

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class S

------------------------------------------------------------------------------------
                                                                  2001(a)  2000(b)
------------------------------------------------------------------------------------

Net asset value, beginning of period                            $18.30    18.50
------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) (d)                                (.03)      --(c)
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment          (1.60)    (.20)
  transactions
------------------------------------------------------------------------------------
  Total from investment operations                               (1.63)    (.20)
------------------------------------------------------------------------------------
Net asset value, end of period                                  $16.67   $18.30
------------------------------------------------------------------------------------
Total Return (%)                                                 (8.91)** (1.14)**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              44       46
------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                   1.22*    1.19(e)*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         (.27)*   (.21)*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         28*       48
------------------------------------------------------------------------------------

(a)  For the six months ended March 31, 2001 (Unaudited).

(b) For the period from July 17, 2000 (commencement of sales of Class S) to September 30, 2000.

(c)  Amount shown is less than $.005.

(d)  Based on monthly average shares outstanding during the period.

(e) The ratio of operating expenses includes a one-time reduction with costs incurred in connection with the reorganization in fiscal 2000. The ratio without this reduction was 1.24%.

*    Annualized

**   Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Small Company Stock Fund (the "Fund"), a series of AARP Growth Trust, is a diversified series of Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After December 29, 2000, Class S shares of the Fund are generally not available to new investors.
Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares, except that each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there is no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision is required.

At September 30, 2000, the Fund had a net tax basis capital loss carryforward of approximately $4,440,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2006 ($2,000), September 30, 2007 ($663,000) and September 30, 2008
($3,775,000), the respective expiration dates, whichever occurs first.

In addition, the Fund inherited approximately $1,220,000 of capital losses from its merger (see Note G) with Scudder Micro Cap Fund, which can be used to offset gains in future years, or until September 30, 2006 ($553,000) and September 30, 2008 ($667,000), the respective expiration dates, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

In addition, from November 1, 1999 through September 30, 2000, the Fund incurred approximately $7,232,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2001.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Other expenses in the Statement of Operations include ordinary changes of estimates in expenses.

B. Purchases and Sales of Securities

During the six months ended March 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $11,562,453 and $17,706,870, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.75% on the first $500,000,000 of average daily net assets, 0.70% on the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the six months ended March 31, 2001, the fee pursuant to the management agreement aggregated $315,199, which was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement") the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.450% and 0.450%, respectively, of average daily net assets for Class AARP and Class S, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI provide certain services (i.e. custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). In return for the services provided, each Fund will pay ZSI an Administrative Fee. For the six months ended March 31, 2001, the Administrative Fee was as follows:

                                                                 Unpaid at
                                                Total            March 31,
Administrative Fees                          Aggregated            2001
------------------------------------------------------------------------------
Class AARP .......................           $     100,508    $      23,630
Class S ..........................                  88,611           20,866
                                             -------------    -------------
                                             $     189,119    $      44,496
                                             -------------    -------------

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended March 31, 2001, Trustees' fees and expenses aggregated $2,514.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended March 31, 2001, the Fund's custodian fees were reduced by $403.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J. P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following tables summarize share and dollar activity in the Fund:

                           Six Months Ended                     Year Ended
                            March 31, 2001                  September 30, 2000
                   -------------------------------------------------------------
                       Shares       Dollars            Shares         Dollars
Shares sold
--------------------------------------------------------------------------------
Class AARP*          116,139   $    2,038,840          553,522   $  9,694,025
Class S              439,480        7,581,983           47,076        863,212**
                               --------------                    ------------
                               $    9,620,823                    $ 10,557,237
                               --------------                    ------------

Shares issued to shareholders in tax-free reorganization
--------------------------------------------------------------------------------
Class AARP* ......        --   $           --               --   $         --
Class S ..........        --               --        2,689,131     49,750,918**
                               --------------                    ------------
                               $           --                    $ 49,750,918
                               --------------                    ------------

Shares issued to shareholders in reinvestment of distributions
--------------------------------------------------------------------------------
Class AARP* ......        --   $           --            3,643   $     63,139
Class S ..........        --               --               --             --**
                               --------------                    ------------
                               $           --                    $     63,139
                               --------------                    ------------

Shares redeemed
--------------------------------------------------------------------------------
Class AARP* ......  (598,866)   $ (10,308,174)      (1,640,072)  $(28,917,665)
Class S ..........  (344,715)      (6,023,329)        (218,916)    (3,980,088)**
                               --------------                    ------------
                                $ (16,331,503)                   $(32,897,753)
                               --------------                    ------------

Net increase (decrease)
--------------------------------------------------------------------------------
Class AARP* ......  (482,727)   $  (8,269,334)      (1,082,907)  $(19,160,501)
Class S ..........    94,765        1,558,654        2,517,291     46,634,042**
                               --------------                    ------------
                                $  (6,710,680)                   $ 27,473,541
                               --------------                    ------------

* On July 17, 2000, existing shares of the Fund were redesignated as Class AARP shares.

** For the period from July 17, 2000 (commencement of sales of Class S shares) to September 30, 2000.

G. Acquisition of Assets

On July 14, 2000, the Fund acquired all of the net assets of Scudder Micro Cap Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 2,689,131 shares of the Class S shares of the Fund for 3,212,382 shares of Scudder Micro Cap Fund outstanding on July 14, 2000. Scudder Micro Cap

Fund's net assets at that date ($49,750,918), including $7,494,671 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $52,385,849. The combined net assets of the Fund immediately following the acquisition were $102,136,767.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                             William F. Gadsden*
   o  President and Trustee                       o  Vice President

 Henry P. Becton, Jr.                           William F. Glavin*
   o  Trustee; President, WGBH                    o  Vice President
       Educational Foundation
                                                Valerie F. Malter*
 Dawn-Marie Driscoll                              o  Vice President
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,             James E. Masur*
      Center for Business Ethics, Bentley         o  Vice President
      College
                                                Kathleen T. Millard*
 Edgar R. Fiedler                                 o  Vice President
   o  Trustee; Senior Fellow and
      Economic Counsellor, The                  Howard S. Schneider*
      Conference Board, Inc.                      o  Vice President

 Keith R. Fox                                   Robert D. Tymoczko*
   o  Trustee; General Partner,                   o  Vice President
      The Exeter Group of Funds
                                                John Millette*
 Joan E. Spero                                    o  Vice President and Secretary
   o  Trustee; President, The Doris
      Duke Charitable Foundation                Kathryn L. Quirk*
                                                  o  Vice President and Assistant Secretary
 Jean Gleason Stromberg
   o  Trustee; Consultant                       John R. Hebble*
                                                  o  Treasurer
 Jean C. Tempel
   o  Trustee; Managing Director,               Brenda Lyons*
      First Light Capital, LLC                    o  Assistant Treasurer

 Steven Zaleznick                               Caroline Pearson*
   o  Trustee; President and                      o  Assistant Secretary
      Chief Executive Officer,
      AARP Services, Inc.                       *Zurich Scudder Investments, Inc.

 Thomas V. Bruns*
   o  Vice President

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Opportunity Fund         Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



                                       41

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments